Commitments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Commitments
24)	COMMITMENTS

24.1)	CONTRACTUAL OBLIGATIONS
As of December 31, 2022, CEMEX had the following contractual obligations:

	2022
Obligations	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
Long-term debt	$45	1,820	2,567	2,578	7,010
Leases 1	304	428	244	535	1,511

Total debt and other financial obligations 2	349	2,248	2,811	3,113	8,521
Interest payments on debt 3	396	705	398	366	1,865
Pension plans and other benefits 4	145	279	279	682	1,385
Acquisition of property, plant and equipment 5	86	67	3	–	156
Purchases of services, raw materials, fuel and energy 6	785	837	695	645	2,962

Total contractual obligations	$1,761	4,136	4,186	4,806	14,889

1
Represent nominal cash flows. As of December 31, 2022, the NPV of future payments under such leases was $1,075, of which, $368 refers to payments from 1 to 3 years and $183 refers to payments from 3 to 5 years.

2
The schedule of debt payments, which includes current maturities, does not consider the effect of any refinancing of debt that may occur during the following years. In the past, CEMEX has replaced its long-term obligations for others of a similar nature.

3	Estimated cash flows on floating rate denominated debt were determined using the floating interest rates in effect as of December 31, 2022.
4	Represents estimated annual payments under these benefits for the next 10 years (note 19), including the estimate of new retirees during such future years.
5	Refers mainly to the expansion of a cement-production line in the Philippines.
6
Future payments for the purchase of raw materials are presented based on contractual nominal cash flows. Future nominal payments for energy were estimated for all contractual commitments based on an aggregate average expected consumption per year using the future prices of energy established in the contracts for each period. Future payments also include CEMEX’s commitments for the purchase of fuel. In addition, includes a contractual commitment with Neoris over a
5-year
contract beginning in 2023 until 2027 for the acquisition by CEMEX of digitalization services and solutions for an annual amount of $55. Moreover, includes the Company’s commitments with six vendors for back-office services for an average annual amount of $60.

24.2)	OTHER COMMITMENTS
As of December 31, 2022 and 2021, CEMEX was party to other commitments for several purposes, including the purchase of fuel and energy, the estimated future cash flows over maturity of which are presented in note 24.1. A description of the most significant contracts is as follows:

•
On February 8, 2022, CEMEX renewed or entered into new agreements with six service providers in the fields of data processing services (back office) in finance, accounting and human resources; as well as Information Technology (“IT”) infrastructure services, support and maintenance of IT applications in the countries in which CEMEX operates, for a tenure of five to seven years at an average annual cost of $60. These contracts replaced the agreements CEMEX maintained with IBM which expired on August 31, 2022.

•
Beginning in April 2016, in connection with the Ventika S.A.P.I. de C.V. and the Ventika II S.A.P.I. de C.V. wind farms (jointly “Ventikas”) located in the Mexican state of Nuevo Leon with a combined generation capacity of 252 Megawatts (“MW”), CEMEX agreed to acquire a portion of the energy generated by Ventikas for its overall electricity needs in Mexico for a period of 20 years. The estimated annual cost of this agreement is $23 (unaudited) if CEMEX receives all its energy allocation. Nonetheless, energy supply from wind is variable in nature and final amounts are determined considering the final MW per hour (“MWh”) effectively received at the agreed prices per unit.

•
Beginning in February 2010, for its overall electricity needs in Mexico CEMEX agreed with EURUS the purchase a portion of the electric energy generated for a period of no less than 20 years. EURUS is a wind farm with an installed capacity of 250 MW operated by ACCIONA in the Mexican state of Oaxaca. The estimated annual cost of this agreement is $70 (unaudited) if CEMEX receives all its energy allocation. Nonetheless, energy supply from wind source is variable in nature and final amounts will be determined considering the final MWh effectively received at the agreed prices per unit.

•
CEMEX maintains a commitment initiated in April 2004 to purchase the energy generated by Termoeléctrica del Golfo (“TEG”) until 2027 for its overall electricity needs in Mexico. The estimated annual cost of this agreement is $205 (unaudited) if CEMEX receives all its energy allocation. Nonetheless, final amounts will be determined considering the final MWh effectively received at the agreed prices per unit.

•
In regards with the above, CEMEX also committed to supply TEG and another third-party electrical energy generating plant adjacent to TEG all fuel necessary for their operations until the year 2027, equivalent to approximately 1.2 million tons of petroleum coke per year. CEMEX covers its commitments under this agreement acquiring the volume of fuel from sources in the international markets and Mexico.

•
On October 24, 2018, CEMEX, S.A.B. de C.V. entered into an energy financial hedge agreement in Mexico, commencing October 1, 2019 and for a period of 20 years. Through the contract, the Company fixed the megawatt hour cost over an electric energy volume of 400 thousand megawatts hour per year, through the payment of 25.375 Dollars per megawatt hour of electric power in exchange for a market price. The committed price to pay will increase 1.5% annually. The differential between the agreed price and the market price is settled monthly. CEMEX considers this agreement as a hedge for a portion of its aggregate consumption of electric energy in Mexico and recognizes the result of the exchange of price differentials described previously in the Income Statement as a part of the costs of energy. During 2022, the Company received $3. CEMEX, S.A.B. de C.V. does not record this agreement at fair value since there is not a deep market for electric power in Mexico that would effectively allow for its valuation.

24.3)	COMMITMENTS FROM EMPLOYEE BENEFITS
In some countries, CEMEX has self-insured health care benefits plans for its active employees, which are managed on cost-plus fee arrangements with major insurance companies or provided through health maintenance organizations. As of December 31, 2022, in particular plans, CEMEX has established stop-loss limits for continued medical assistance derived from a specific cause (e.g., an automobile accident, illness, etc.) ranging for a total limit of 550 thousand Dollars. In other plans, CEMEX has established stop-loss limits per employee regardless of the number of events for a total cost of 2.5 million Dollars. The contingency for CEMEX if all employees qualifying for health care benefits required medical services simultaneously is significantly. However, CEMEX believes this scenario is remote. The amount expensed through self-insured health care benefits was $64 in 2022, $59 in 2021 and $61 in 2020.